Exhibit 31.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard F. Betz, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Resolute Energy Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Richard F. Betz
Richard F. Betz
Chief Executive Officer
April 27, 2018